Form 8-K

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Date of Report

November 18, 2005

BAB, Inc.

(Name of small business issuer in its charter

                                                  Delaware                                                 Commission file number

(State or other jurisdiction of incorporation or organization)                        0-31555

36-4389547 (I.R.S. Employer Identification Number)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015

        (Address of principal executive offices)        (Zip Code)

Issuer's telephone number (847) 948-7520

Item 5.02 Departure of Principal Officer

Mr. John J. Bracken, currently Vice President of Operations of BAB, Inc., will be retiring and leaving the Company effective November 18, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                    BAB,Inc.                                                                                                                                                                                                                             (Registrant)                                                                                                                                                                                                                                                                                          /s/Michael W.Evans                                                                                                                                                                                                             (Signature)                                                                                                                                                                                                                                                                                             Michael W. Evans, Chief Executive Officer                                        November 18, 2005